SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUNDS/PORTFOLIOS:

Cash Account Trust Government & Agency Securities Portfolio Money Market Portfolio Tax–Exempt Portfolio Cash Management Fund Cash Reserve Fund, Inc. Prime Series	Cash Reserves Fund Institutional Daily Assets Fund Institutional DWS Money Market Prime Series DWS Money Market Series DWS Money Market VIP	Investors Cash Trust Treasury Portfolio DWS Variable NAV Money Fund NY Tax Free Money Fund Tax Free Money Fund Investment Tax–Exempt California Money Market Fund

Effective October 1, 2010, the following disclosure replaces similar disclosure found in the “Other Policies” section of each fund’s Prospectuses:

A schedule of the fund’s portfolio holdings, including information required by applicable regulations, is posted once each month on www.dws-investments.com or www.moneyfunds.deam-us.db.com, as reflected under “To Get More Information” on the last page of the prospectus (the Web site does not form a part of this prospectus). Portfolio holdings as of each month-end are posted to the Web site within five business days of the date of the applicable portfolio holdings information. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com or www.moneyfunds.deam-us.db.com, as applicable. The posted portfolio holdings information is available by fund and generally remains accessible for a period of not less than six months. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

September 27, 2010
DMF-3607ST